Exhibit 10.160

LEASE AGREEMENT RENEWAL

by and between

LESSOR:

OFFICE RENTALS 506 LLC

And

LESSEE:

Dwight Anderson

and LaRosa Realty Jacksonville LLC
12627 San Jose Blvd, Unit 506

Jacksonville, FL 32223

Tax ID#

Inclusive Dates of Lease

February 1, 2025 through January 31, 2026

12627 San Jose Blvd, Unit 506

Jacksonville, FL 32223

Lessor Initials	1	Lessee’s

LESSEE should review lease completely. 10/11/2024

LEASE RENEWAL AGREEMENT

by and between

RANDALL N. SMITH and DWIGHT ANDERSON
AND LAROSA REALTY JACKSONVILLE LLC

This LEASE, made as of this, by and between OFFICE RENTALS 506 LLC, whose address for hereunder is P.O. Box 54593, Jacksonville, Florida 32245 “LESSOR”), and 1LaRosa Realty Jacksonville LLC, whose address is 12627 San Jose Blvd, Unit 506, Jacksonville, (“LESSEE”).

This LEASE RENEWAL continues all provision of the prior Lease or Lease Renewal with Office Rentals 506 LLC, with the following exceptions:

Paragraph 2. LEASE TERMS AND RENT COMMENCEMENT DATE

The terms of this LEASE RENEWAL (the “LEASE Term”) shall commence on February 1, 2025, the Renewal Start Date, and shall expire on January 31, 2026, renewal termination date. LESSEE shall be in continuous use and occupancy and shall not vacate nor abandon the Premises during the LEASE term.

Paragraph 9: BASE RENT

LESSEE shall pay in full to LESSOR, at the address of LESSOR, without notice, demand, deduction or set-of whatsoever, in lawful United States currency, the following rentals as Base Rent, together with any sales, use or other taxes assessed thereon, on or before the first day of each calendar month during the LEASE Term:

Rent Start Date	Rent	Sales Tax at Start Date	Total Rent at Start Date
February 1, 2025	$1838.55	$64.35	$1902.90
through January 31, 2026	Eighteen Hundred Thirty-Eight and 55/100 dollars	Sixty four and 35/100 dollars	Nineteen Hundred Two 90/100 dollars

(The remainder of this paragraph remains unchanged.)

Paragraph 66. OPTION TO RENEW

So long as LESSEE is not in Default under any of the terms and conditions contained within this LEASE, LESSOR grants to LESSEE an option to renew this LEASE by written request, with return receipt, sent to LESSOR at the address defined and specified at the beginning of this Lease Agreement. This option is granted by LESSOR to LESSEE as the sole and exclusive responsibility of the LESSEE. The request must be submitted by LESSEE to LESSOR, no later than ninety {90) days prior to expiration of the Lease. The Option to Renew will be for one (1) additional One (I) year term, and negotiated in good faith, and in a timely manner based upon at-that-time, current market terms and conditions. Negotiations conducted in this manner must be completed, to both parties mutual consent no later than sixty (60) days prior to expiration of the Lease, as defined and specified in the Rent Schedule. Should either one(!) or both parties (2) be absent or refrain from mutual consent to Option to Renew, or be absent or refrain from mutual consent to agreed upon market terms and conditions, then the Terms and Conditions of this LEASE as executed, pursuant to the date of signature as identified below, will remain in full force and effect until the end of said Lease Term as defined and specified in the Rent Schedule. Ergo, LESSEE must give LESSOR written notice of the “Option to Renew” on or before the last day of October 2025.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this LEASE as of the day and year first above written.

Lessor Initials ☐	2	Lessee’s

LESSEE should review lease completely. 10/11/2024

Lease Renewal Agreement

by and between

RanDALL N. SMITH and DWIGHT ANDERSON

AND LAROSA REALTY JACKSONVILLE LLC

LESSOR	OFFICE RENTALS 506 LL	LESSEE #1
Social Security Number or Tax ID Number

By:		Signature
Title		Title:
Date		Date
LESSEE #2
Social Security Number or Tax ID Number

Signature
Title:

Witness 1 Signature

Print Name:

Witness 2 Signature

Print Name:

LESSEE should review lease completely. 10/11/2024